Exhibit 10.5C

EXECUTION VERSION

AMENDMENT NO. 2 TO FIRST LIEN CREDIT AND GUARANTY AGREEMENT

THIS AMENDMENT NO. 2 TO FIRST LIEN CREDIT AND GUARANTY AGREEMENT, dated as of March 29, 2018 (this “Amendment”), by and among EAGLETREE-CARBIDE HOLDINGS (CAYMAN), LP, a Cayman Islands exempted limited partnership (“Holdings”), EAGLETREE-CARBIDE ACQUISITION CORP., a Delaware corporation (the “U.S. Borrower”), EAGLETREE-CARBIDE ACQUISITION S.À R.L., a Luxembourg private limited liability company (société à responsabilité limitée) with registered office at 48, Boulevard Grande-Duchesse Charlotte, L—1330 Luxembourg, Grand Duchy of Luxembourg and registered with the Luxembourg Commerce and Companies register under number B216.833 (the “Lux Borrower”), EAGLETREE-CARBIDE HONG KONG LIMITED, a Hong Kong limited liability company (the “HK Borrower” and, together with the U.S. Borrower and the Lux Borrower, collectively, the “Borrowers”), EAGLETREE-CARBIDE HOLDINGS (US), LLC, a Delaware limited liability company (“LLC Subsidiary”), CERTAIN SUBSIDIARIES OF HOLDINGS PARTY HERETO, as Guarantors, THE LENDERS PARTY HERETO and each lender party hereto as a Lender of 2018 Incremental Term Loans (as defined below) (in such capacity, each an “Incremental Term Loan Lender”, and collectively the “Incremental Term Loan Lenders”), and MACQUARIE CAPITAL FUNDING LLC, as administrative agent (in such capacity, together with its permitted successors and assigns in such capacity, the “Administrative Agent”).

WHEREAS, reference is hereby made to the First Lien Credit and Guaranty Agreement, dated as of August 28, 2017 (as amended, restated, supplemented and/or otherwise modified prior to the date hereof, the “Credit Agreement”), by and among Holdings, the Borrowers, certain Subsidiaries of Holdings party thereto, as Guarantors, the Lenders party thereto from time to time, the Administrative Agent and the Collateral Agent;

WHEREAS, the Borrowers (x) intend for U.S. Borrower to make a one-time, cash dividend to Holdings and/or LLC Subsidiary on the Second Amendment Effective Date (as defined below) in an aggregate amount not to exceed $85,000,000, the proceeds of which shall be used thereby to make a one-time cash dividend to their equity holders (collectively, the “Dividend Payment”) and (y) request that the Required Lenders consent to the incurrence of the 2018 Incremental Term Loans (as defined below) and the making of such Dividend Payment as set forth in Section 9 below (the “Limited Consent”);

WHEREAS, to make the Dividend Payment and to pay certain fees (including any original issue discount or upfront fees), premiums, expenses and other transaction costs associated with the Dividend Payment, the Limited Consent, the 2018 Incremental Term Loans (as defined below) and this Amendment, U.S. Borrower is seeking to borrow $85,000,000 of new term loans (the “2018 Incremental Term Loans”) pursuant to Section 2.25 of the Credit Agreement;

WHEREAS, the Borrowers have requested that each Incremental Term Loan Lender make commitments (each an “Incremental Term Loan Commitment”) to provide the 2018 Incremental Term Loans, on the terms and conditions set forth herein;

WHEREAS, the Borrowers are hereby requesting the 2018 Incremental Term Loans in accordance with Section 2.25 of the Credit Agreement and the Administrative Agent, the Borrowers, each Incremental Term Loan Lender and the Lenders party hereto, constituting Required Lenders, have agreed, subject to the terms and conditions hereinafter set forth, to amend the Credit Agreement to provide for the 2018 Incremental Term Loans made by the Incremental Term Loan Lenders as set forth below and to approve the Limited Consent as set forth herein;

WHEREAS, Macquarie Capital (USA) Inc. shall act as sole lead arranger and sole bookrunner, in each case, with respect to this Amendment and the 2018 Incremental Term Loans provided for hereunder (in such capacity, the “Incremental Term Loan Lead Arranger”).

NOW, THEREFORE, in consideration of the premises and agreements, provisions and covenants herein contained, the parties hereto agree as follows:

SECTION 1. Defined Terms; References. Unless otherwise specifically defined herein, each term used herein which is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement. Each reference to “hereof”, “hereunder”, “herein” and “hereby” and each other similar reference and each reference to “this Agreement” and each other similar reference contained in the Credit Agreement shall, as of and after the Second Amendment Effective Date (as defined below), refer to the Credit Agreement as amended by this Amendment (the “Amended Credit Agreement”).

SECTION 2. 2018 Incremental Term Loans.

(a) Each Incremental Term Loan Lender severally agrees to make, on the Second Amendment Effective Date, a 2018 Incremental Term Loan denominated in Dollars to U.S. Borrower (with the Borrowers being liable therefor on a joint and several basis) in an amount equal to such Incremental Term Loan Lender’s commitment amount set forth on Schedule 1 hereto. Each Incremental Term Loan Lender’s 2018 Incremental Term Loan Commitment shall terminate immediately and without further action on the Second Amendment Effective Date after giving effect to the funding of such Incremental Term Loan Lender’s 2018 Incremental Term Loan Commitment on such date. Any amount of the 2018 Incremental Term Loans that is subsequently repaid or prepaid may not be reborrowed.

(b) The 2018 Incremental Term Loans shall constitute Incremental Term Loans and shall be added to, constitute a part of, and have the same terms as the initial Term Loans made to the Borrowers on the Closing Date and shall be added to each borrowing of outstanding initial Term Loans on the Second Amendment Effective Date pursuant to the Existing Term Loans Notice (as defined below) on a pro rata basis (based on the relative sizes of such borrowings), so that each Incremental Term Loan Lender providing such 2018 Incremental Term Loans will participate proportionately in each outstanding borrowing of initial Term Loans based on the principal amount of 2018 Incremental Term Loans provided by such Incremental Term Loan Lender.

(c) Each Incremental Term Loan Lender (i) confirms that it has received a copy of the Credit Agreement and the other Credit Documents, together with copies of the financial statements referred to therein and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Amendment; (ii) agrees that it will, independently and without reliance upon the Administrative Agent or any other Lender or Agent and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (iii) appoints and authorizes the Administrative Agent, Syndication Agent and Collateral Agent to take such action as agent on its behalf and to exercise such powers under the Amended Credit Agreement and the other Credit Documents as are delegated to the Administrative Agent, Syndication Agent and Collateral Agent, as the case may be, by the terms thereof, together with such powers as are reasonably incidental thereto; and (iv) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Amended Credit Agreement are required to be performed by it as a Lender.

(d) Each Incremental Term Loan Lender party hereto hereby agrees to make its Incremental Term Loan Commitment on the following terms and conditions:

(i) Applicable Margin. The Applicable Margin for each 2018 Incremental Term Loan shall be the same Applicable Margin as applies with respect to the initial Term Loans.

(ii) Principal Payments. The Borrowers shall make principal payments on the 2018 Incremental Term Loans in installments of $212,500 on the dates set forth in Section 2.12 of the Amended Credit Agreement as if initial Term Loans and the last paragraph of Section 2.12 shall apply thereto.

(iii) Voluntary and Mandatory Prepayments. The 2018 Incremental Term Loans shall be subject to the same terms and conditions regarding voluntary and mandatory prepayments as set forth in the Amended Credit Agreement for the initial Term Loans.

(e) Each Incremental Term Loan Lender acknowledges and agrees that upon its execution of this Amendment and the making of 2018 Incremental Term Loans that such Incremental Term Loan Lender shall become, if not already, a “Lender” under, and for all purposes of, the Amended Credit Agreement and the other Credit Documents, and shall be subject to and bound by the terms thereof, and shall perform all the obligations of and shall have all rights of a Lender thereunder.

(f) The parties hereto acknowledge that this Amendment shall constitute a Joinder Agreement for purposes of Section 2.25(h) of the Credit Agreement.

(g) The parties hereto (including, for the avoidance of doubt, the Required Lenders) acknowledge and agree that none of the 2018 Incremental Term Loans shall be deemed to constitute usage of the Maximum Incremental Facilities Amount (it being understood, for the avoidance of doubt, that any determination of the Consolidated First Lien Net Leverage Ratio after the occurrence of the Second Amendment Effective Date shall include the principal amount of any 2018 Incremental Term Loans that remain outstanding at such time).

(h) The Credit Agreement and each of the other Credit Documents, as specifically amended by this Amendment, are and, notwithstanding this Amendment, continue to be in full force and effect and are hereby in all respects ratified and confirmed (as expressly amended hereby). Without limiting the generality of the foregoing, the Collateral Documents and all of the Collateral described therein, notwithstanding this Amendment, continue to secure the payment of all Obligations of the Credit Parties, as amended by this Amendment.

(i) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Credit Documents, nor constitute a waiver of any provision of any of the Credit Documents. On and after the Second Amendment Effective Date, this Amendment shall for all purposes constitute a Credit Document.

SECTION 3. Use of Proceeds. All proceeds of the 2018 Incremental Term Loans incurred in accordance with this Amendment shall be applied by the Borrowers to (x) make the Dividend Payment, and (y) to pay fees (including any original issue discount or upfront fees), premiums, expenses and other transaction costs associated with the Dividend Payment, the Limited Consent, the 2018 Incremental Term Loans and this Amendment.

SECTION 4. Severability. If any provision in or obligation hereunder shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

SECTION 5. Headings. Section headings herein are included for convenience of reference only and shall not affect the interpretation of this Amendment.

SECTION 6. Entire Agreement. This Amendment, the Amended Credit Agreement and the other Credit Documents constitute the entire agreement among the parties with respect to the subject matter hereof and thereof and supersede all other prior agreements and understandings, both written and verbal, among the parties or any of them with respect to the subject matter hereof.

SECTION 7. Ratification and Reaffirmation. Each Credit Party hereto hereby ratifies and reaffirms (a) the Obligations under the Amended Credit Agreement and each of the other Credit Documents to which it is a party and all of the covenants, duties, guarantees, indemnities, indebtedness and liabilities under the Amended Credit Agreement and the other Credit Documents to which it is a party and (b) the Liens and security interests created in favor of the Collateral Agent and the Lenders pursuant to each Collateral Document; which Liens and security interests shall continue in full force and effect during the term of the Amended Credit Agreement, and shall continue to secure the Obligations (as defined in the Amended Credit Agreement, which include for the avoidance of doubt each Parallel Liability) and each Credit Party party hereto confirms that the secured liabilities (however described in the Collateral Documents) cover the Obligations (which include for the avoidance of doubt each Parallel Liability), in each case, on and subject to the terms and conditions set forth in the Amended Credit Agreement and the other Credit Documents and will have and maintain the ranking required under the Collateral Documents (if any).

SECTION 8. Representations and Warranties. The Credit Parties each hereby represent and warrant to the Administrative Agent and the Lenders that:

(a) Each Credit Party party hereto has all requisite corporate (or equivalent) power and authority to enter into this Amendment. The execution, delivery and performance of this Amendment have been duly authorized by all necessary action on the part of each Credit Party party hereto. This Amendment has been duly executed and delivered by each Credit Party party hereto and is the legally valid and binding obligation of such Credit Party, enforceable against such Credit Party in accordance with its terms, except as may be limited by Debtor Relief Laws, by the principle of good faith and fair dealing, or limiting creditors’ rights generally or by equitable principles relating to enforceability.

(b) The execution, delivery and performance of this Amendment by each Credit Party party hereto do not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by, any Governmental Authority or other third Person, except (i) such as have been obtained and are in full force and effect, (ii) for filings and recordings with respect to the Collateral to be made or otherwise that have been delivered to the Collateral Agent for filing and/or recordation and (iii) those approvals, consents, registrations or other actions or notices, the failure of which to obtain or make could not, either individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(c) The execution, delivery and performance of this Amendment by each Credit Party party hereto and the consummation of the transactions contemplated hereby do not and will not (i) violate any of the Organizational Documents of such Credit Party; (ii) violate any provision of any Law applicable to or otherwise binding on Holdings, any Borrower or any of the Restricted Subsidiaries, except to the extent such violation, either individually or in the aggregate, could not be reasonably expected to have a Material Adverse Effect or (iii) result in or require the creation or imposition of any Lien upon any of the properties or assets of Holdings, any Borrower or any of the Restricted Subsidiaries (other than any Liens created under any of the Credit Documents in favor of the Collateral Agent, on behalf of the Secured Parties, or Permitted Liens).

SECTION 9. Limited Consent and Acknowledgment. Notwithstanding anything to the contrary set forth in Sections 2.25(a)(ii), the definition of Maximum Incremental Facilities Amount or Section 6.4 of the Credit Agreement, the Administrative Agent and the Required Lenders hereby consent to the incurrence of the 2018 Incremental Term Loans and the Dividend Payment on the Second Amendment Effective Date. The consent in this Section 9 shall be effective only in this specific instance and for the specific purpose set forth herein and does not allow for any other or further departure from the terms and conditions of the Credit Agreement or any other Credit Document, which terms and conditions shall continue in full force and effect.

SECTION 10. Governing Law; Consent to Jurisdiction; Waiver of Jury Trial. The terms of Section 10.14, 10.15 and 10.16 of the Credit Agreement are incorporated herein by reference, mutatis mutandis, and the parties hereto agree to such terms.

SECTION 11. Counterparts. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which when taken together shall constitute a single contract. Delivery of an executed signature page to this Amendment by facsimile or other electronic transmission shall be as effective as delivery of a manually signed counterpart of this Amendment.

SECTION 12. Effectiveness. This Amendment shall become effective on the date on which each of the following conditions shall have been satisfied or waived (the “Second Amendment Effective Date”):

(a) the Administrative Agent shall have received from the Borrowers, Holdings, each other Guarantor, the Administrative Agent, the Collateral Agent and each Incremental Term Loan Lender and the Lenders sufficient to constitute, collectively, the Required Lenders, a duly executed counterpart of this Amendment signed on behalf of such party;

(b) The 2018 Incremental Term Loans shall satisfy all of the requirements of Sections 2.25(c) of the Credit Agreement;

(c) The Borrowers shall have paid (which payment may be made by deduction from the funded amount of 2018 Incremental Term Loans) to each Incremental Term Loan Lender party to this Agreement that funds Incremental Term Loans on the Second Amendment Effective Date, as fee compensation for the funding of such Incremental Term Loan Lender’s 2018 Incremental Term Loan, a funding fee in an amount equal to 0.50% of the stated principal amount of such Incremental Term Loan Lender’s 2018 Incremental Term Loans;

(d) The Borrowers shall have paid to each existing Lender that is party to this Amendment as a consenting Lender and has submitted its executed signature page hereto to the Administrative Agent no later than 4:00 p.m. (New York City time) on March 28, 2018, a consent fee equal to 0.25% of such existing Lender’s outstanding Term Loans (for the avoidance of doubt, exclusive of 2018 Incremental Term Loans) and Revolving Credit Commitments on the Second Amendment Effective Date;

(e) The Borrowers shall have obtained the required consents (the “Second Lien Limited Consent”) to allow the Dividend Payment from the lenders party to the Second Lien Credit and Guaranty Agreement, dated as of August 28, 2017 (as amended, restated, supplemented or otherwise modified prior to the date hereof, the “Second Lien Credit Agreement”), by and among Holdings, the Borrowers, LLC Subsidiary, certain Subsidiaries of Holdings party thereto, as Guarantors, the lenders party thereto from time to time, the Administrative Agent and the Collateral Agent, and the Second Lien Limited Consent shall have become effective in accordance with its terms;

(f) all of the representations and warranties contained herein and in Section 4 of the Credit Agreement and in each other Credit Document (in each case, as amended by this Amendment) shall be true and correct in all material respects both immediately before and after giving effect to this Amendment (except for those representations and warranties that are qualified by materiality, which shall be true and correct in all respects) on and as of the Second Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects (except for those representations and warranties that are qualified by materiality, which shall have been true and correct in all respects) on and as of such earlier date;

(g) both immediately before and after giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing;

(h) the Administrative Agent shall have received a customary written opinion of (i) Jones Day, special U.S. counsel for the Credit Parties, (ii) Maples and Calder, special Cayman Islands counsel for the Credit Parties, (iii) AKD, special Luxembourg counsel for the Credit Parties, (iv) Loyens & Loeff, special Netherlands counsel for the Administrative Agent and (v) White & Case LLP, special Hong Kong counsel for the Administrative Agent, in each case addressed to the Administrative Agent, the Collateral Agent and the Lenders (including the Incremental Term Loan Lenders), and dated the Second Amendment Effective Date;

(i) the Administrative Agent shall have received a Funding Notice in accordance with Section 2.25(c)(iii) of the Credit Agreement; provided that, notwithstanding anything to the contrary in Section 2.25(c)(iii) or any other provision of any Credit Document, the Borrower Representative shall be allowed to deliver such Funding Notice by 1:00 p.m. (New York City time) at least two Business Days in advance of the proposed Credit Date (or such later date or time as is otherwise agreed by the Administrative Agent);

(j) the Administrative Agent shall have received a Conversion/Continuation Notice pursuant to Section 2.9 of the Credit Agreement for all outstanding borrowings of initial Term Loans for Interest Periods as selected in such Conversion/Continuation Notice that begins on the Second Amendment Effective Date (the “Existing Term Loans Notice”); it being agreed that the Borrowers shall be permitted to select an Interest Period ending on June 29, 2018, pursuant to such Existing Term Loans Notice; and

(k) all reasonable and documented expenses and other compensation payable to the Incremental Term Loan Lead Arranger and the Administrative Agent, pursuant to Section 10.2 of the Credit Agreement or otherwise, shall have been paid (or netted from the proceeds of the 2018 Incremental Term Loans to the extent agreed by the parties hereto) to the extent earned, due and owing and otherwise reimbursable pursuant to the terms thereof and, in the case of expenses, invoiced at least two Business Days prior to the Second Amendment Effective Date.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

EAGLETREE-CARBIDE HOLDINGS
(CAYMAN), LP, as Holdings and a Guarantor

By: EagleTree-Carbide (GP), LLC, its general partner

By:	/s/ George L. Majoros, Jr.
Name:	George L. Majoros, Jr.
Title:	Authorized Signatory

EAGLETREE-CARBIDE ACQUISITION CORP., as a Borrower

By:	/s/ George L. Majoros, Jr.
Name:	George L. Majoros, Jr.
Title:	President

EAGLETREE-CARBIDE ACQUISITION S.À R.L, as a Borrower

By:	/s/ Robert Van’t Hoeft
Name:	Robert Van’t Hoeft
Title:	Class A Manager

By:	/s/ Stuart Martin
Name:	Stuart Martin
Title:	Class B Manager

EagleTree-Carbide Acquisition S.à r.l., société à responsabilité limitée
Registered Office: 48, boulevard Grande-Duchesse Charlotte, L-1330 Luxembourg, R.C.S.: B 216.833

EAGLETREE-CARBIDE HONG KONG LIMITED, as a Borrower

By:	/s/ Nicholas Hawkins
Name:	Nicholas Hawkins
Title:	Director

[Signature page to Amendment No. 2 to First Lien Credit and Guaranty Agreement]

EAGLETREE-CARBIDE HOLDINGS (US), LLC, as a Guarantor

By:	/s/ George L. Majoros, Jr.
	Name:	George L. Majoros, Jr.
	Title:	President

EAGLETREE-CARBIDE HOLDINGS S.À R.L, as a Guarantor

By:	/s/ Joost Mees
	Name:	Joost Mees
	Title:	Class A Manager

By:	/s/ Stuart Martin
	Name:	Stuart Martin
	Title:	Class B Manager

EagleTree-Carbide Holdings S.à r.l., société à responsabilité limitée
Registered Office: 48, boulevard Grande-Duchesse Charlotte, L-1330 Luxembourg, R.C.S.: B 216.685

CORSAIR COMPONENTS, INC., as a Guarantor

By:	/s/ Nicholas Hawkins
	Name:	Nicholas Hawkins
	Title:	Chief Financial Officer and Secretary

CORSAIR MEMORY, INC., as a Guarantor

By:	/s/ Nicholas Hawkins
	Name:	Nicholas Hawkins
	Title:	Chief Financial Officer and Secretary

CORSAIR (HONG KONG) LIMITED, as a Guarantor

By:	/s/ Nicholas Hawkins
	Name:	Nicholas Hawkins
	Title:	Director

[Signature page to Amendment No. 2 to First Lien Credit and Guaranty Agreement]

CORSAIR COMPONENTS COÖPERATIEF U.A., as a Guarantor

By:	/s/ Stuart Martin
	Name:	Stuart Martin
	Title:	Authorized Signatory

CORSAIR MEMORY B.V., as a Guarantor

By:	/s/ Nicholas Hawkins
	Name:	Nicholas Hawkins
	Title:	Authorized Signatory

[Signature page to Amendment No. 2 to First Lien Credit and Guaranty Agreement]

MACQUARIE CAPITAL FUNDING LLC, as Administrative Agent

By	/s/ Lisa Grushkin
Name: Lisa Grushkin
Title: Authorized Signatory

By	/s/ Michael Barrish
Name: Michael Barrish
Title: Authorized Signatory

[Signature page to Amendment No. 2 to First Lien Credit and Guaranty Agreement]

AIB Debt Management, Limited as Lender

By	/s/ Roisin O’Connell
	Name:	Roisin O’Connell
	Title:	Senior Vice President Investment Advisor to
AIB Debt Management Limited

By	/s/ Ellen Kenneally
	Name:	Ellen Kenneally
	Title:	Senior Vice President Investment Advisor to
AIB Debt Management Limited

[Signature page to Amendment No. 2 to First Lien Credit and Guaranty Agreement]

American Beacon Sound Point Floating Rate Income Fund, a series of American Beacon Funds, as Lender By: Sound Point Capital Management, LP as Sub-Advisor

By	/s/ Dwayne Weston
Name: Dwayne Weston
Title: CLO Operations Manager

By
Name:
Title:

[Signature page to Amendment No. 2 to First Lien Credit and Guaranty Agreement]

AMMC CLO 15, LIMITED, as Lender and Incremental Term Loan Lender BY: American Money Management Corp., as Collateral Manager

By	/s/ David P. Meyer
Name: David P. Meyer
Title: Senior Vice President

By
Name:
Title:

[Signature page to Amendment No. 2 to First Lien Credit and Guaranty Agreement]

AMMC CLO 16, LIMITED, as Lender and Incremental Term Loan Lender BY: American Money Management Corp., as Collateral Manager

By	/s/ David P. Meyer
Name: David P. Meyer
Title: Senior Vice President

By
Name:
Title:

[Signature page to Amendment No. 2 to First Lien Credit and Guaranty Agreement]

AMMC CLO 17, LIMITED, as Lender and Incremental Term Loan Lender BY: American Money Management Corp., as Collateral Manager

By	/s/ David P. Meyer
Name: David P. Meyer
Title: Senior Vice President

By
Name:
Title:

[Signature page to Amendment No. 2 to First Lien Credit and Guaranty Agreement]

AMMC CLO 18, LIMITED, as Lender and Incremental Term Loan Lender BY: American Money Management Corp., as Collateral Manager

By	/s/ David Meyer
Name: David Meyer
Title: Senior Vice President

By
Name:
Title:

[Signature page to Amendment No. 2 to First Lien Credit and Guaranty Agreement]

AMMC CLO 19, LIMITED, as Lender and Incremental Term Loan Lender BY: American Money Management Corp., as Collateral Manager

By	/s/ David Meyer
Name: David Meyer
Title: Senior Vice President

By
Name:
Title:

[Signature page to Amendment No. 2 to First Lien Credit and Guaranty Agreement]

AMMC CLO 20, LIMITED, as Lender and Incremental Term Loan Lender BY: American Money Management Corp., as Collateral Manager

By	/s/ David Meyer
Name: David Meyer
Title: Senior Vice President

By
Name:
Title:

[Signature page to Amendment No. 2 to First Lien Credit and Guaranty Agreement]

AMMC CLO 21, LIMITED, as Lender and Incremental Term Loan Lender BY: American Money Management Corp., as Collateral Manager

By	/s/ David Meyer
Name: David Meyer
Title: Senior Vice President

By
Name:
Title:

[Signature page to Amendment No. 2 to First Lien Credit and Guaranty Agreement]

AUDAX CREDIT STRATEGIES (SCS) SPV, LLC, as Lender and Incremental Term Loan Lender

By	/s/ Michael P. McGonigle
Name: Michael P. McGonigle
Title: Authorized Signatory

By
Name:
Title:

[Signature page to Amendment No. 2 to First Lien Credit and Guaranty Agreement]

Audax Credit Opportunities Offshore Ltd., as Lender and Incremental Term Loan Lender

By	/s/ Michael P. McGonigle
Name: Michael P. McGonigle
Title: Authorized Signatory

By
Name:
Title:

[Signature page to Amendment No. 2 to First Lien Credit and Guaranty Agreement]

THORNEY ISLAND LIMITED PARTNERSHIP, BY AUDAX MANAGEMENT COMPANY (NY), LLC, ITS INVESTMENT ADVISER, as Lender and Incremental Term Loan Lender

By	/s/ Michael P. McGonigle
Name: Michael P. McGonigle
Title: Authorized Signatory

By
Name:
Title:

[Signature page to Amendment No. 2 to First Lien Credit and Guaranty Agreement]

CMFG LIFE INSURANCE COMPANY, By: Audax Management Company (NY), LLC, its subadviser, as Lender and Incremental Term Loan Lender

By	/s/ Michael P. McGonigle
Name: Michael P. McGonigle
Title: Authorized Signatory

By
Name:
Title:

[Signature page to Amendment No. 2 to First Lien Credit and Guaranty Agreement]

KOCAA/AUDAX PRIVATE DEBT FUND, LP, By Audax Management Company (NY), LLC, its INVESTMENT MANAGER, as Lender and Incremental Term Loan Lender
By	/s/ Michael P. McGonigle
Name: Michael P. McGonigle
Title: Authorized Signatory
By
Name:
Title:

[Signature page to Amendment No. 2 to First Lien Credit and Guaranty Agreement]

MIDDLE MARKET LLC, By Audax Management Company (NY), LLC, its investment adviser, as Lender and Incremental Term Loan Lender

By	/s/ Michael P. McGonigle
Name: Michael P. McGonigle
Title: Authorized Signatory

By
Name:
Title:

[Signature page to Amendment No. 2 to First Lien Credit and Guaranty Agreement]

AUDAX SENIOR DEBT (MP), LLC, By: Audax Management Company (NY), LLC, its manager, as Lender and Incremental Term Loan Lender

By	/s/ Michael P. McGonigle
Name: Michael P. McGonigle
Title: Authorized Signatory

By
Name:
Title:

[Signature page to Amendment No. 2 to First Lien Credit and Guaranty Agreement]

AUDAX SENIOR LOAN FUND III SPV, LLC, as Lender and Incremental Term Loan Lender

By	/s/ Michael P. McGonigle
Name: Michael P. McGonigle
Title: Authorized Signatory

By
Name:
Title:

[Signature page to Amendment No. 2 to First Lien Credit and Guaranty Agreement]

AUDAX SENIOR DEBT (WCTPT) SPV, LLC, as Lender and Incremental Term Loan Lender

By	/s/ Michael P. McGonigle
Name: Michael P. McGonigle
Title: Authorized Signatory

By
Name:
Title:

[Signature page to Amendment No. 2 to First Lien Credit and Guaranty Agreement]

AUDAX SENIOR LOAN INSURANCE FUND SPV, LLC, By: Audax Management Company (NY), LLC, its manager, as Lender and Incremental Term Loan Lender

By	/s/ Michael P. McGonigle
Name: Michael P. McGonigle
Title: Authorized Signatory

By
Name:
Title:

[Signature page to Amendment No. 2 to First Lien Credit and Guaranty Agreement]

Baloise Senior Secured Loan Fund III, as Lender By: Octagon Credit Investors, LLC as Sub Investment Manager

By	/s/ Kimberly Wong Lem
Name: Kimberly Wong Lem
Title: Vice President, Portfolio Administration

By
Name:
Title:

[Signature page to Amendment No. 2 to First Lien Credit and Guaranty Agreement]

BEAN CREEK CLO, LTD, as Lender and Incremental Term Loan Lender]

By	/s/ Zackery Sizemore
Name: Zackery Sizemore
Title: Trader

By
Name:
Title:

[Signature page to Amendment No. 2 to First Lien Credit and Guaranty Agreement]

CLEAR CREEK CLO, LTD, as Lender and Incremental Term Loan Lender]

By	/s/ Zackery Sizemore
Name: Zackery Sizemore
Title: Trader

By
Name:
Title:

[Signature page to Amendment No. 2 to First Lien Credit and Guaranty Agreement]

DEER CREEK CLO, LTD, as Lender and Incremental Term Loan Lender]

By	/s/ Zackery Sizemore
Name: Zackery Sizemore
Title: Trader

By
Name:
Title:

[Signature page to Amendment No. 2 to First Lien Credit and Guaranty Agreement]

MILL CREEK CLO II, LTD, as Lender and Incremental Term Loan Lender]

By	/s/ Zackery Sizemore
Name: Zackery Sizemore
Title: Trader

By
Name:
Title:

[Signature page to Amendment No. 2 to First Lien Credit and Guaranty Agreement]

SILVER CREEK CLO, LTD, as Lender and Incremental Term Loan Lender]

By	/s/ Zackery Sizemore
Name: Zackery Sizemore
Title: Trader

By
Name:
Title:

[Signature page to Amendment No. 2 to First Lien Credit and Guaranty Agreement]

BNP PARIBAS, as Lender

By	/s/ Zackery Sizemore
Name: Charles Romano
Title: Director

By	/s/ Richard Cushing
Name: Richard Cushing

Title: MD

[Signature page to Amendment No. 2 to First Lien Credit and Guaranty Agreement]

Cavello Bay Reinsurance Limited, as Lender By: Sound Point Capital Management, LP as Manager

By	/s/ Dwayne Weston
Name: Dwayne Weston
Title: CLO Operations Manager

By
Name:
Title:

[Signature page to Amendment No. 2 to First Lien Credit and Guaranty Agreement]

CBAM 2017-1, LTD., as Lender and Incremental Term Loan Lender

By	/s/ Christopher Cutter
Name: Christopher Cutter
Title: Associate

By
Name:
Title:

[Signature page to Amendment No. 2 to First Lien Credit and Guaranty Agreement]

CBAM 2017-2, LTD., as Lender and Incremental Term Loan Lender

By	/s/ Christopher Cutter
Name: Christopher Cutter
Title: Associate

By
Name:
Title:

[Signature page to Amendment No. 2 to First Lien Credit and Guaranty Agreement]

CBAM 2017-3, LTD., as Lender and Incremental Term Loan Lender

By	/s/ Christopher Cutter
Name: Christopher Cutter
Title: Associate

By
Name:
Title:

[Signature page to Amendment No. 2 to First Lien Credit and Guaranty Agreement]

CBAM 2017-4, LTD., as Lender and Incremental Term Loan Lender

By	/s/ Christopher Cutter
Name: Christopher Cutter
Title: Associate

By
Name:
Title:

[Signature page to Amendment No. 2 to First Lien Credit and Guaranty Agreement]

Commonwealth of Pennsylvania, Treasury Department, as Lender BY: Sound Point Capital Management, LP as Investment Advisor

By	/s/ Dwayne Weston
Name: Dwayne Weston
Title: CLO Operations Manager

By
Name:
Title:

[Signature page to Amendment No. 2 to First Lien Credit and Guaranty Agreement]

Commonwealth of Pennsylvania, Treasury Department – Tuition Account Program, as Lender BY: Sound Point Capital Management, LP as Investment Advisor

By	/s/ Dwayne Weston
Name: Dwayne Weston
Title: CLO Operations Manager

By
Name:
Title:

[Signature page to Amendment No. 2 to First Lien Credit and Guaranty Agreement]

Crestline Denali CLO XIV, LTD., as Lender By: Crestline Denali Capital, L.P., collateral manager for Crestline Denali CLO XIV, LTD.

By	/s/ John Thacker
Name: John Thacker
Title: Chief Credit Officer

By
Name:
Title:

[Signature page to Amendment No. 2 to First Lien Credit and Guaranty Agreement]

Crestline Denali CLO XV, LTD., as Lender By: Crestline Denali Capital, L.P., collateral manager for Crestline Denali CLO XV, LTD.

By	/s/ John Thacker
Name: John Thacker
Title: Chief Credit Officer

By
Name:
Title:

[Signature page to Amendment No. 2 to First Lien Credit and Guaranty Agreement]

Crestline Denali CLO XVI, LTD., as Lender By: Crestline Denali Capital, L.P., collateral manager

By	/s/ John Thacker
Name: John Thacker
Title: Chief Credit Officer

By
Name:
Title:

[Signature page to Amendment No. 2 to First Lien Credit and Guaranty Agreement]

Crown Point CLO III, Ltd., as Lender and Incremental Term Loan Lender By Pretium Partner LLC, as its Collateral Manager

By	/s/ John D’Angelo
Name: John D’ Angelo
Title: Sr. Portfolio Manager

By
Name:
Title:

[Signature page to Amendment No. 2 to First Lien Credit and Guaranty Agreement]

CSAA Insurance Exchange, as Lender By: Octagon Credit Investors, LLC, as sub-advisor

By	/s/ Kimberly Wong Lem
Name: Kimberly Wong Lem
Title: Vice President, Portfolio Administration

By
Name:
Title:

[Signature page to Amendment No. 2 to First Lien Credit and Guaranty Agreement]

DENALI CAPITAL CLO XI, LTD., as Lender BY: Crestline Denali Capital, L.P., collateral manager for DENALI CAPITAL CLO XI, LTD.

By	/s/ John Thacker
Name: John Thacker
Title: Chief Credit Officer

By
Name:
Title:

[Signature page to Amendment No. 2 to First Lien Credit and Guaranty Agreement]

DENALI CAPITAL CLO XII, LTD., as Lender BY: Crestline Denali Capital, L.P., collateral manager for DENALI CAPITAL CLO XII, LTD.

By	/s/ John Thacker
Name: John Thacker
Title: Chief Credit Officer

By
Name:
Title:

[Signature page to Amendment No. 2 to First Lien Credit and Guaranty Agreement]

Deutsche Bank (Cayman) Limited (solely in its capacity as trustee of The Canary Star Trust and its Sub-Trusts), as Trustee By: DB USA Core Corporation as Lender and Incremental Term Loan Lender

By	/s/ Howard Lee
Name: Howard Lee
Title: Assistant Vice President

By	/s/ Hoi Yeun Chin
Name: Hoi Yeun Chin
Title: Assistant Vice President

[Signature page to Amendment No. 2 to First Lien Credit and Guaranty Agreement]

ECP CLO 2014-6, LTD., as Lender and Incremental Term Loan Lender BY: Silvermine Capital Management LLC As Portfolio Manager

By	/s/ Richard Kurth
Name: Richard Kurth
Title: Principal

By
Name:
Title:

[Signature page to Amendment No. 2 to First Lien Credit and Guaranty Agreement]

ECP CLO 2015-7 Ltd., as Lender and Incremental Term Loan Lender BY: SILVERMINE CAPITAL MANAGEMENT, LLC Its Collateral Manager

By	/s/ Richard Kurth
Name: Richard Kurth
Title: Principal

By
Name:
Title:

[Signature page to Amendment No. 2 to First Lien Credit and Guaranty Agreement]

FIFTH THIRD BANK, as Lender

By	/s/ Eric Bunselmeyer
Name: Eric Bunselmeyer
Title: AVP

By
Name:
Title:

[Signature page to Amendment No. 2 to First Lien Credit and Guaranty Agreement]

Flatiron Funding II LLC, as Lender and Incremental Term Loan Lender

By	/s/ Stephen Roman
Name: Stephen Roman
Title: Chief Compliance Officer

[Signature page to Amendment No. 2 to First Lien Credit and Guaranty Agreement]

Granite State Capital Master Fund, L.P., as Lender and Incremental Term Loan Lender

By	/s/ Steve Shirreffs
Name: Steve Shireffs
Title: Director

By
Name:

Title:

[Signature page to Amendment No. 2 to First Lien Credit and Guaranty Agreement]

HCM DEFENSIVE HIGH YIELD ACCOUNT, as Lender

By	/s/ John Mikros
Name: John Mikros
Title: Portfolio Mgr – Fixed Income Honeywell Capital Mgmt. LLC 115 Tabor Road, Morris Plains, NJ 07950

By
Name:
Title:

[Signature page to Amendment No. 2 to First Lien Credit and Guaranty Agreement]

HCM HIGH ALPHA ACCOUNT, as Lender

By	/s/ John Mikros
Name: John Mikros
Title: Portfolio Mgr – Fixed Income Honeywell Capital Mgmt. LLC 115 Tabor Road, Morris Plains, NJ 07950

By
Name:
Title:

[Signature page to Amendment No. 2 to First Lien Credit and Guaranty Agreement]

HCM OPPORTUNITIES FIXED ACCOUNT, as Lender

By	/s/ John Mikros
Name: John Mikros
Title: Portfolio Mgr – Fixed Income Honeywell Capital Mgmt. LLC 115 Tabor Road, Morris Plains, NJ 07950

By
Name:
Title:

[Signature page to Amendment No. 2 to First Lien Credit and Guaranty Agreement]

HONEYWELL COMMON INVESTMENT FUND, as Lender

By	/s/ John Mikros
Name: John Mikros
Title: Portfolio Mgr – Fixed Income Honeywell Capital Mgmt. LLC 115 Tabor Road, Morris Plains, NJ 07950

By
Name:

Title:

[Signature page to Amendment No. 2 to First Lien Credit and Guaranty Agreement]

ING CAPITAL LLC, as Lender and Incremental Term Loan Lender]

By	/s/ Marilyn Densel Fulton
Name: Marilyn Densel Fulton
Title: Managing Director

By	/s/ Lee K. Lem
Name: Lee K. Lem

Title: Director

[Signature page to Amendment No. 2 to First Lien Credit and Guaranty Agreement]

Kaiser Foundation Hospitals, as Lender By: Sound Point Capital Management, LP as Manager

By	/s/ Dwayne Weston
Name: Dwayne Weston
Title: CLO Operations Manager

By
Name:
Title:

[Signature page to Amendment No. 2 to First Lien Credit and Guaranty Agreement]

Kaiser Pemanente Group Trust, as Lender By: Sound Point Capital Management, LP as Manager

By	/s/ Dwayne Weston
Name: Dwayne Weston
Title: CLO Operations Manager

By
Name:
Title:

[Signature page to Amendment No. 2 to First Lien Credit and Guaranty Agreement]

KCAP F3C Senior Funding, LLC, as Lender and Incremental Term Loan Lender

By	/s/ Daniel Gilligan
Name: Daniel Gilligan
Title: Authorized Signatory

By
Name:
Title:

[Signature page to Amendment No. 2 to First Lien Credit and Guaranty Agreement]

LCM 26 Ltd., as Lender and Incremental Term Loan Lender By: LCM Asset Management LLC

By	/s/ Alexander B. Kenna
Name: Alexander B. Kenna
Title: Authorized Signatory

By
Name:
Title:

[Signature page to Amendment No. 2 to First Lien Credit and Guaranty Agreement]

LCM XIII Limited Partnership, as Lender and Incremental Term Loan Lender By: LCM Asset Management LLC As Collateral Manager

By	/s/ Alexander B. Kenna
Name: Alexander B. Kenna
Title: Authorized Signatory

By
Name:
Title:

[Signature page to Amendment No. 2 to First Lien Credit and Guaranty Agreement]

LCM XIX Limited Partnership, as Lender and Incremental Term Loan Lender By: LCM Asset Management LLC As Collateral Manager

By	/s/ Alexander B. Kenna
Name: Alexander B. Kenna
Title: Authorized Signatory

By
Name:
Title:

[Signature page to Amendment No. 2 to First Lien Credit and Guaranty Agreement]

LCM XV Limited Partnership, as Lender and Incremental Term Loan Lender By: LCM Asset Management LLC As Collateral Manager

By	/s/ Alexander B. Kenna
Name: Alexander B. Kenna
Title: Authorized Signatory

By
Name:
Title:

[Signature page to Amendment No. 2 to First Lien Credit and Guaranty Agreement]

LCM XVI Limited Partnership, as Lender and Incremental Term Loan Lender By: LCM Asset Management LLC As Collateral Manager

By	/s/ Alexander B. Kenna
Name: Alexander B. Kenna
Title: Authorized Signatory

By
Name:
Title:

[Signature page to Amendment No. 2 to First Lien Credit and Guaranty Agreement]

LCM XVII Limited Partnership, as Lender and Incremental Term Loan Lender By: LCM Asset Management LLC As Collateral Manager

By	/s/ Alexander B. Kenna
Name: Alexander B. Kenna
Title: Authorized Signatory

By
Name:
Title:

[Signature page to Amendment No. 2 to First Lien Credit and Guaranty Agreement]

LCM XVIII Limited Partnership, as Lender and Incremental Term Loan Lender By: LCM Asset Management LLC As Collateral Manager

By	/s/ Alexander B. Kenna
Name: Alexander B. Kenna
Title: Authorized Signatory

By
Name:
Title:

[Signature page to Amendment No. 2 to First Lien Credit and Guaranty Agreement]

LCM XX Limited Partnership, as Lender and Incremental Term Loan Lender By: LCM Asset Management LLC As Collateral Manager

By	/s/ Alexander B. Kenna
Name: Alexander B. Kenna
Title: Authorized Signatory

By
Name:
Title:

[Signature page to Amendment No. 2 to First Lien Credit and Guaranty Agreement]

LCM XXI Limited Partnership, as Lender and Incremental Term Loan Lender By: LCM Asset Management LLC As Collateral Manager

By	/s/ Alexander B. Kenna
Name: Alexander B. Kenna
Title: Authorized Signatory

By
Name:
Title:

[Signature page to Amendment No. 2 to First Lien Credit and Guaranty Agreement]

LCM XXII Ltd., as Lender and Incremental Term Loan Lender By: LCM Asset Management LLC As Collateral Manager

By	/s/ Alexander B. Kenna
Name: Alexander B. Kenna
Title: Authorized Signatory

By
Name:
Title:

[Signature page to Amendment No. 2 to First Lien Credit and Guaranty Agreement]

LCM XXIII Ltd., as Lender and Incremental Term Loan Lender By: LCM Asset Management LLC As Collateral Manager

By	/s/ Alexander B. Kenna
Name: Alexander B. Kenna
Title: Authorized Signatory

By
Name:
Title:

[Signature page to Amendment No. 2 to First Lien Credit and Guaranty Agreement]

LCM XXIV Ltd., as Lender and Incremental Term Loan Lender By: LCM Asset Management LLC As Collateral Manager

By	/s/ Alexander B. Kenna
Name: Alexander B. Kenna
Title: Authorized Signatory

By
Name:
Title:

[Signature page to Amendment No. 2 to First Lien Credit and Guaranty Agreement]

LCM XXV Ltd., as Lender and Incremental Term Loan Lender By: LCM Asset Management LLC As Collateral Manager

By	/s/ Alexander B. Kenna
Name: Alexander B. Kenna
Title: Authorized Signatory

By
Name:
Title:

[Signature page to Amendment No. 2 to First Lien Credit and Guaranty Agreement]

LINDEN CAPITAL L.P., as Lender

By	/s/ Saul S. Ahn
Name: Saul S. Ahn
Title: Authorized Signatory

By
Name:
Title:

[Signature page to Amendment No. 2 to First Lien Credit and Guaranty Agreement]

Great-West Life Growth and Income Fund 6.05M

Mackenzie USD Ultra Short Duration Income Fund

Mackenzie USD Global Tactical Bond Fund

Mackenzie USD Global Strategic Income Fund

Mackenzie Core Plus Canadian Fixed Income ETF

London Life Growth and Income Fund 2.27MF

Great-West Life Income Fund 6.06M

Mackenzie Core Plus Global Fixed Income ETF

Mackenzie Global Tactical Investment Grade Bond Fund

Mackenzie Investment Grade Floating Rate Fund

Mackenzie Diversified Alternatives Fund

Mackenzie Canadian Balanced Fund

London Life Income Fund 2.26MF

Mackenzie Canadian All Cap Balanced Fund

Mackenzie Ivy Canadian Balanced Fund

Mackenzie Strategic Bond Fund

Mackenzie Global High Yield Fixed Income ETF

Mackenzie Canadian Growth Balanced Fund

Manulife Sentinel Income (33) Fund UT

IG Mackenzie Ivy Canadian Balanced Fund

Mackenzie Ivy Global Balanced Fund

Mackenzie Canadian Short Term Income Fund

Mackenzie Global Credit Opportunities Fund

Mackenzie Global Tactical Bond Fund

Mackenzie Cundill Canadian Balanced Fund

Mackenzie Unconstrained Bond ETF

Mackenzie Global Strategic Income Fund

IG Mackenzie Strategic Income Fund

Mackenzie Income Fund

Symmetry Canadian Bond Fund – 3864SLF

Mackenzie Floating Rate Income ETF

Mackenzie Unconstrained Fixed Income Fund

Mackenzie Strategic Income Fund

IG Mackenzie Floating Rate Income Fund

Mackenzie Floating Rate Income Fund

as a Lender and Incremental Term Loan Lender

By	/s/ Movin Mokbel
Name: Movin Mokbel
Title: VP, Investments

By	/s/ Daniel Cooper
Name: Daniel Cooper
Title: VP, Investments

[Signature page to Amendment No. 2 to First Lien Credit and Guaranty Agreement]

Monroe Capital CLO 2014-1, Ltd., as Lender

By:	Monroe Capital Management LLC, as
Collateral Manager and Attorney-in Fact

By:	/s/ Jeffrey Williams
Name: Jeffrey Williams
Title: Managing Director

Monroe Capital BSL CLO 2015-1, Ltd., as Lender

By:	Monroe Capital Management LLC, as
Collateral Manager and Attorney-in Fact

By:	/s/ Jeffrey Williams
Name: Jeffrey Williams
Title: Managing Director

Monroe Capital MML CLO 2016-1, Ltd., as Lender

By:	Monroe Capital Management LLC, as
Collateral Manager and Attorney-in Fact

By:	/s/ Jeffrey Williams
Name: Jeffrey Williams
Title: Managing Director

[Signature page to Amendment No. 2 to First Lien Credit and Guaranty Agreement]

Monroe Capital MML CLO 2017-1, Ltd., as Lender

By:	Monroe Capital Management LLC, as
Collateral Manager and Attorney-in Fact

By:	/s/ Jeffrey Williams
Name: Jeffrey Williams
Title: Managing Director

Monroe Capital MML CLO VI, Ltd., as Lender

By:	Monroe Capital Management LLC, as
Asset Manager and Attorney-in Fact

By:	/s/ Jeffrey Williams
Name: Jeffrey Williams
Title: Managing Director

[Signature page to Amendment No. 2 to First Lien Credit and Guaranty Agreement]

Nassau 2017-I Ltd., as Lender and Incremental Term Loan Lender

By	/s/ Edward Vietor
Name: Edward Vietor
Title: Director

By
Name:
Title:

[Signature page to Amendment No. 2 to First Lien Credit and Guaranty Agreement]

Nassau 2017-II Ltd., as Lender and Incremental Term Loan Lender

By	/s/ Edward Vietor
Name: Edward Vietor
Title: Director

By
Name:
Title:

[Signature page to Amendment No. 2 to First Lien Credit and Guaranty Agreement]

Octagon Investment Partners 2018 Ltd., as Lender By: Octagon Credit Investors, LLC as Collateral Manager

By	/s/ Kimberly Wong Lem
Name: Kimberly Wong Lem
Title: Vice President, Portfolio Administration

By
Name:
Title:

[Signature page to Amendment No. 2 to First Lien Credit and Guaranty Agreement]

Octagon Investment Partners 24, Ltd., as Lender By: Octagon Credit Investors, LLC as Collateral Manager

By	/s/ Kimberly Wong Lem
Name: Kimberly Wong Lem
Title: Vice President, Portfolio Administration

By
Name:
Title:

[Signature page to Amendment No. 2 to First Lien Credit and Guaranty Agreement]

Octagon Investment Partners 25, Ltd., as Lender By: Octagon Credit Investors, LLC as Collateral Manager

By	/s/ Kimberly Wong Lem
Name: Kimberly Wong Lem
Title: Vice President, Portfolio Administration

By
Name:
Title:

[Signature page to Amendment No. 2 to First Lien Credit and Guaranty Agreement]

Octagon Investment Partners 26, Ltd., as Lender By: Octagon Credit Investors, LLC as Collateral Manager

By	/s/ Kimberly Wong Lem
Name: Kimberly Wong Lem
Title: Vice President, Portfolio Administration

By
Name:
Title:

[Signature page to Amendment No. 2 to First Lien Credit and Guaranty Agreement]

Octagon Investment Partners 27, Ltd., as Lender By: Octagon Credit Investors, LLC as Collateral Manager

By	/s/ Kimberly Wong Lem
Name: Kimberly Wong Lem
Title: Vice President, Portfolio Administration

By
Name:
Title:

[Signature page to Amendment No. 2 to First Lien Credit and Guaranty Agreement]

Octagon Investment Partners 28, Ltd., as Lender

By	/s/ Kimberly Wong Lem
Name: Kimberly Wong Lem
Title: Vice President, Portfolio Administration

By
Name:
Title:

[Signature page to Amendment No. 2 to First Lien Credit and Guaranty Agreement]

Octagon Investment Partners 29, Ltd., as Lender By: Octagon Credit Investors, LLC as Investment Manager

By	/s/ Kimberly Wong Lem
Name: Kimberly Wong Lem
Title: Vice President, Portfolio Administration

By
Name:
Title:

[Signature page to Amendment No. 2 to First Lien Credit and Guaranty Agreement]

Octagon Investment Partners 30, Ltd., as Lender By: Octagon Credit Investors, LLC as Collateral Manager

By	/s/ Kimberly Wong Lem
Name: Kimberly Wong Lem
Title: Vice President, Portfolio Administration

By
Name:
Title:

[Signature page to Amendment No. 2 to First Lien Credit and Guaranty Agreement]

Octagon Investment Partners 31, Ltd., as Lender By: Octagon Credit Investors, LLC as Collateral Manager

By	/s/ Kimberly Wong Lem
Name: Kimberly Wong Lem
Title: Vice President, Portfolio Administration

By
Name:
Title:

[Signature page to Amendment No. 2 to First Lien Credit and Guaranty Agreement]

Octagon Investment Partners 32, LTD., as Lender

By	/s/ Kimberly Wong Lem
Name: Kimberly Wong Lem
Title: Vice President, Portfolio Administration

By
Name:
Title:

[Signature page to Amendment No. 2 to First Lien Credit and Guaranty Agreement]

Octagon Investment Partners 33, LTD., as Lender By: Octagon Credit Investors, LLC as Collateral Manager

By	/s/ Kimberly Wong Lem
Name: Kimberly Wong Lem
Title: Vice President, Portfolio Administration

By
Name:
Title:

[Signature page to Amendment No. 2 to First Lien Credit and Guaranty Agreement]

Octagon Investment Partners 35, Ltd., as Lender By: Octagon Credit Investors, LLC as Asset Manager

By	/s/ Kimberly Wong Lem
Name: Kimberly Wong Lem
Title: Vice President, Portfolio Administration

By
Name:
Title:

[Signature page to Amendment No. 2 to First Lien Credit and Guaranty Agreement]

Octagon Investment Partners XIV, Ltd., as Lender By: Octagon Credit Investors, LLC as Collateral Manager

By	/s/ Kimberly Wong Lem
Name: Kimberly Wong Lem
Title: Vice President, Portfolio Administration

By
Name:
Title:

[Signature page to Amendment No. 2 to First Lien Credit and Guaranty Agreement]

Octagon Investment Partners XIX, Ltd., as Lender By: Octagon Credit Investors, LLC as collateral manager

By	/s/ Kimberly Wong Lem
Name: Kimberly Wong Lem
Title: Vice President, Portfolio Administration

By
Name:
Title:

[Signature page to Amendment No. 2 to First Lien Credit and Guaranty Agreement]

Octagon Investment Partners XV, Ltd., as Lender BY: Octagon Credit Investors, LLC as Collateral Manager

By	/s/ Kimberly Wong Lem
Name: Kimberly Wong Lem
Title: Vice President, Portfolio Administration

By
Name:
Title:

[Signature page to Amendment No. 2 to First Lien Credit and Guaranty Agreement]

Octagon Investment Partners XVII, Ltd., as Lender BY: Octagon Credit Investors, LLC as Collateral Manager

By	/s/ Kimberly Wong Lem
Name: Kimberly Wong Lem
Title: Vice President, Portfolio Administration

By
Name:
Title:

[Signature page to Amendment No. 2 to First Lien Credit and Guaranty Agreement]

Octagon Investment Partners XVIII, Ltd., as Lender By: Octagon Credit Investors, LLC as Collateral Manager

By	/s/ Kimberly Wong Lem
Name: Kimberly Wong Lem
Title: Vice President, Portfolio Administration

By
Name:
Title:

[Signature page to Amendment No. 2 to First Lien Credit and Guaranty Agreement]

Octagon Investment Partners XX, Ltd., as Lender By: Octagon Credit Investors, LLC as Portfolio Manager

By	/s/ Kimberly Wong Lem
Name: Kimberly Wong Lem
Title: Vice President, Portfolio Administration

By
Name:
Title:

[Signature page to Amendment No. 2 to First Lien Credit and Guaranty Agreement]

Octagon Investment Partners XXI, Ltd., as Lender By: Octagon Credit Investors, LLC as Portfolio Manager

By	/s/ Kimberly Wong Lem
Name: Kimberly Wong Lem
Title: Vice President, Portfolio Administration

By
Name:
Title:

[Signature page to Amendment No. 2 to First Lien Credit and Guaranty Agreement]

Octagon Investment Partners XXII, Ltd., as Lender By: Octagon Credit Investors, LLC as Collateral Manager

By	/s/ Kimberly Wong Lem
Name: Kimberly Wong Lem
Title: Vice President, Portfolio Administration

By
Name:
Title:

[Signature page to Amendment No. 2 to First Lien Credit and Guaranty Agreement]

Octagon Investment Partners XXIII, Ltd., as Lender By: Octagon Credit Investors, LLC as Collateral Manager

By	/s/ Kimberly Wong Lem
Name: Kimberly Wong Lem
Title: Vice President, Portfolio Administration

By
Name:
Title:

[Signature page to Amendment No. 2 to First Lien Credit and Guaranty Agreement]

Octagon Paul Credit Fund Series I, Ltd., as Lender BY: Octagon Credit Investors, LLC as Portfolio Manager

By	/s/ Kimberly Wong Lem
Name: Kimberly Wong Lem
Title: Vice President, Portfolio Administration

By
Name:
Title:

[Signature page to Amendment No. 2 to First Lien Credit and Guaranty Agreement]

Octagon Loan Funding, Ltd., as Lender By: Octagon Credit Investors, LLC as Collateral Manager

By	/s/ Kimberly Wong Lem
Name: Kimberly Wong Lem
Title: Vice President, Portfolio Administration

By
Name:
Title:

[Signature page to Amendment No. 2 to First Lien Credit and Guaranty Agreement]

OFSI Fund VII, Ltd. as Lender and Incremental Term Loan Lender By: OFS Capital Management, LLC Its: Collateral Manager

By	/s/ Dale R. Burrow
Name: Dale R. Burrow
Title: Director

[Signature page to Amendment No. 2 to First Lien Credit and Guaranty Agreement]

OFSI BSL VIII, Ltd. as Lender and Incremental Term Loan Lender By: OFS CLO Management, LLC Its: Management and Originator Series, as Collateral Manager

By	/s/ Dale R. Burrow
Name: Dale R. Burrow
Title: Director

[Signature page to Amendment No. 2 to First Lien Credit and Guaranty Agreement]

Privilege Underwriters Reciprocal Exchange, as Lender By: Sound Point Capital Management, LP as Manager

By	/s/ Dwayne Weston
Name: Dwayne Weston
Title: CLO Operations Manager

By
Name:
Title:

[Signature page to Amendment No. 2 to First Lien Credit and Guaranty Agreement]

PURE Insurance Company, as Lender By: Sound Point Capital Management, LP as Manager

By	/s/ Dwayne Weston
Name: Dwayne Weston
Title: CLO Operations Manager

By
Name:
Title:

[Signature page to Amendment No. 2 to First Lien Credit and Guaranty Agreement]

Saratoga Investment Corp. CLO 2013-1, Ltd., as Lender

By	/s/ Pavel Antonov
Name: Pavel Antonov
Title: Attorney In Fact

By
Name:
Title:

[Signature page to Amendment No. 2 to First Lien Credit and Guaranty Agreement]

Silver Spring CLO Ltd., as Lender and Incremental Term Loan Lender

By	/s/ Richard Kurth
Name: Richard Kurth
Title: Principal

By
Name:
Title:

[Signature page to Amendment No. 2 to First Lien Credit and Guaranty Agreement]

Silvermore CLO Ltd., as Lender and Incremental Term Loan Lender

By	/s/ Richard Kurth
Name: Richard Kurth
Title: Principal

By
Name:
Title:

[Signature page to Amendment No. 2 to First Lien Credit and Guaranty Agreement]

Sound Harbor Loan Fund 2014-1 Ltd., as Lender By Allianz Global Investors U.S. LLC, as Manager

By	/s/ Thomas E. Bancroft
Name: Thomas E. Bancroft
Title: Portfolio Manager

By
Name:
Title:

[Signature page to Amendment No. 2 to First Lien Credit and Guaranty Agreement]

Sound Point CLO VI, Ltd., as Lender BY: Sound Point Capital Management, LP as Collateral Manager

By	/s/ Dwayne Weston
Name: Dwayne Weston
Title: CLO Operations Manager

By
Name:
Title:

[Signature page to Amendment No. 2 to First Lien Credit and Guaranty Agreement]

Sound Point CLO XII, Ltd., as Lender By: Sound Point Capital Management, LP as Collateral Manager

By	/s/ Dwayne Weston
Name: Dwayne Weston
Title: CLO Operations Manager

By
Name:
Title:

[Signature page to Amendment No. 2 to First Lien Credit and Guaranty Agreement]

Sound Point CLO XIV, Ltd., as Lender By: Sound Point Capital Management, LP as Collateral Manager

By	/s/ Dwayne Weston
Name: Dwayne Weston
Title: CLO Operations Manager

By
Name:
Title:

[Signature page to Amendment No. 2 to First Lien Credit and Guaranty Agreement]

Sound Point CLO XVII, Ltd., as Lender By: Sound Point Capital Management, LP as Collateral Manager

By	/s/ Dwayne Weston
Name: Dwayne Weston
Title: CLO Operations Manager

By
Name:
Title:

[Signature page to Amendment No. 2 to First Lien Credit and Guaranty Agreement]

Sound Point CLO XVIII, Ltd., as Lender By: Sound Point Capital Management, LP as Collateral Manager

By	/s/ Dwayne Weston
Name: Dwayne Weston
Title: CLO Operations Manager

By
Name:
Title:

[Signature page to Amendment No. 2 to First Lien Credit and Guaranty Agreement]

Sound Point Senior Floating Rate Master Fund, L.P., as Lender BY: Sound Point Capital Management, LP as Investment Advisor

By	/s/ Dwayne Weston
Name: Dwayne Weston
Title: CLO Operations Manager

By
Name:
Title:

[Signature page to Amendment No. 2 to First Lien Credit and Guaranty Agreement]

Star Insurance Company, as Lender By: Octagon Credit Investors, LLC as Investment Manager

By	/s/ Kimberly Wong Lem
Name: Kimberly Wong Lem
Title: Vice President, Portfolio Administration

By
Name:
Title:

[Signature page to Amendment No. 2 to First Lien Credit and Guaranty Agreement]

Teamsters Pension Trust Fund of Philadelphia & Vicinity, as Lender BY: Sound Point Capital Management, LP as Investment Advisor

By	/s/ Dwayne Weston
Name: Dwayne Weston
Title: CLO Operations Manager

By
Name:
Title:

[Signature page to Amendment No. 2 to First Lien Credit and Guaranty Agreement]

US Bank N.A., solely as trustee of the DOLL Trust (for Qualified Institutional Investors only), (and not in its individual capacity), as Lender By: Octagon Credit Investors, LLC as Portfolio Manager

By	/s/ Kimberly Wong Lem
Name: Kimberly Wong Lem
Title: Vice President, Portfolio Administration

By
Name:
Title:

[Signature page to Amendment No. 2 to First Lien Credit and Guaranty Agreement]

VENTURE XIX CLO, Limited, as Lender and Incremental Term Loan Lender By: its investment advisor MJX Asset Management LLC

By	/s/ Lewis I. Brown
Name: Lewis I. Brown
Title: Managing Director / Head of Trading

By
Name:
Title:

[Signature page to Amendment No. 2 to First Lien Credit and Guaranty Agreement]

VENTURE XV CLO, Limited, as Lender and Incremental Term Loan Lender By: its investment advisor MJX Asset Management LLC

By	/s/ Lewis I. Brown
Name: Lewis I. Brown
Title: Managing Director / Head of Trading

By
Name:
Title:

[Signature page to Amendment No. 2 to First Lien Credit and Guaranty Agreement]

VENTURE XVI CLO, Limited, as Lender and Incremental Term Loan Lender By: its investment advisor MJX Venture Management II LLC

By	/s/ Lewis I. Brown
Name: Lewis I. Brown
Title: Managing Director / Head of Trading

By
Name:
Title:

[Signature page to Amendment No. 2 to First Lien Credit and Guaranty Agreement]

Venture XVII CLO Limited, as Lender and Incremental Term Loan Lender BY: its investment advisor, MJX Asset Management, LLC

By	/s/ Lewis I. Brown
Name: Lewis I. Brown
Title: Managing Director / Head of Trading

By
Name:
Title:

[Signature page to Amendment No. 2 to First Lien Credit and Guaranty Agreement]

VENTURE XVIII CLO, Limited, as Lender and Incremental Term Loan Lender By: its investment advisor MJX Venture Management II LLC

By	/s/ Lewis I. Brown
Name: Lewis I. Brown
Title: Managing Director / Head of Trading

By
Name:
Title:

[Signature page to Amendment No. 2 to First Lien Credit and Guaranty Agreement]

VENTURE XX CLO, Limited, as Lender and Incremental Term Loan Lender By: its investment advisor MJX Venture Management LLC

By	/s/ Lewis I. Brown
Name: Lewis I. Brown
Title: Managing Director / Head of Trading

By
Name:
Title:

[Signature page to Amendment No. 2 to First Lien Credit and Guaranty Agreement]

Venture XXI CLO, Limited, as Lender and Incremental Term Loan Lender By: its investment advisor MJX Venture Management LLC

By	/s/ Lewis I. Brown
Name: Lewis I. Brown
Title: Managing Director / Head of Trading

By
Name:
Title:

[Signature page to Amendment No. 2 to First Lien Credit and Guaranty Agreement]

Venture XXX CLO, Limited, as Lender and Incremental Term Loan Lender By: its investment advisor MJX Venture Management II LLC

By	/s/ Lewis I. Brown
Name: Lewis I. Brown
Title: Managing Director / Head of Trading

By
Name:
Title:

[Signature page to Amendment No. 2 to First Lien Credit and Guaranty Agreement]

Vibrant CLO III, Ltd., as Lender BY: DFG Investment Advisers, Inc.

By	/s/ Roberta Goss
Name: Roberta Goss
Title: Managing Director

By
Name:
Title:

[Signature page to Amendment No. 2 to First Lien Credit and Guaranty Agreement]

Vibrant CLO IV, Ltd., as Lender By: DFG Investment Advisers, Inc., as Collateral Manager

By	/s/ Roberta Goss
Name: Roberta Goss
Title: Managing Director

By
Name:
Title:

[Signature page to Amendment No. 2 to First Lien Credit and Guaranty Agreement]

Vibrant CLO V, Ltd., as Lender By: DFG Investment Advisers, Inc., as Collateral Manager

By	/s/ Roberta Goss
Name: Roberta Goss
Title: Managing Director

By
Name:
Title:

[Signature page to Amendment No. 2 to First Lien Credit and Guaranty Agreement]

Vibrant CLO VI, Ltd., as Lender By: DFG Investment Advisers, Inc., as Collateral Manager

By	/s/ Roberta Goss
Name: Roberta Goss
Title: Managing Director

By
Name:
Title:

[Signature page to Amendment No. 2 to First Lien Credit and Guaranty Agreement]

Vibrant CLO VII, Ltd., as Lender By: DFG Investment Advisers, Inc., as Collateral Manager

By	/s/ Roberta Goss
Name: Roberta Goss
Title: Managing Director

By
Name:
Title:

[Signature page to Amendment No. 2 to First Lien Credit and Guaranty Agreement]

Vibrant CLO VIII, Ltd., as Lender By: DFG Investment Advisers, Inc., as Collateral Manager

By	/s/ Roberta Goss
Name: Roberta Goss
Title: Managing Director

By
Name:
Title:

[Signature page to Amendment No. 2 to First Lien Credit and Guaranty Agreement]

ZAIS CLO 2, Limited, as Lender and Incremental Term Loan Lender ZAIS CLO 2, Limited

By	/s/ Vincent Ingato
Name: Vincent Ingato
Title: Managing Director

By
Name:
Title:

[Signature page to Amendment No. 2 to First Lien Credit and Guaranty Agreement]

ZAIS CLO 3, Limited, as Lender and Incremental Term Loan Lender ZAIS CLO 3, Limited

By	/s/ Vincent Ingato
Name: Vincent Ingato
Title: Managing Director

By
Name:
Title:

[Signature page to Amendment No. 2 to First Lien Credit and Guaranty Agreement]

ZAIS CLO 5, Limited, as Lender and Incremental Term Loan Lender By Zais Leveraged Loan Master Manager, LLC its collateral manager By: Zais Group, LLC, its sole member

By	/s/ Vincent Ingato
Name: Vincent Ingato
Title: Managing Director

By
Name:
Title:

[Signature page to Amendment No. 2 to First Lien Credit and Guaranty Agreement]

ZAIS CLO 6, Limited, as Lender and Incremental Term Loan Lender By Zais Leveraged Loan Master Manager, LLC its collateral manager By: Zais Group, LLC, its sole member

By	/s/ Vincent Ingato
Name: Vincent Ingato
Title: Managing Director

By
Name:
Title:

[Signature page to Amendment No. 2 to First Lien Credit and Guaranty Agreement]

ZAIS CLO 7, Limited, as Lender and Incremental Term Loan Lender

By	/s/ Vincent Ingato
Name: Vincent Ingato
Title: Managing Director

By
Name:
Title:

[Signature page to Amendment No. 2 to First Lien Credit and Guaranty Agreement]

ZAIS CLO 8, Limited, as Lender and Incremental Term Loan Lender By Zais Leveraged Loan Master Manager, LLC its collateral manager By: Zais Group, LLC, its sole member

By	/s/ Vincent Ingato
Name: Vincent Ingato
Title: Managing Director

By
Name:

Title:

[Signature page to Amendment No. 2 to First Lien Credit and Guaranty Agreement]

SCHEDULE 1

TO AMENDMENT NO. 2 TO FIRST LIEN CREDIT AND GUARANTY AGREEMENT

Incremental Term Loan Commitments

Incremental Term Loan Lender	Incremental Term Loan Commitment	Pro Rata Share
MACQUARIE CAPITAL FUNDING LLC	$85,000,000.00	100.0%

Total	$85,000,000.00	100.0%